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                                                                    Exhibit 10.5

                                                                  EXECUTION COPY



                      FIRST AMENDMENT TO CREDIT AGREEMENT

     This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of May 15, 1996, is by and between LASERMASTER CORPORATION, a Minnesota corporation ("Borrower"), a GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation (in its individual capacity, "GE Capital"), for itself, as Lender, and as Agent for Lenders.



                                   RECITALS

     A. Borrower, Agent and Lenders are parties to that certain Credit Agreement dated as of January 17, 1996 (the "Credit Agreement"), pursuant to which Lenders have made and may hereafter make loans and advances and other extensions of credit to Borrower;

     B. Borrower, Agent and Lender wish to amend certain provisions of the Credit Agreement, all on the terms and conditions set forth in this Amendment; and

     C. Capitalized terms used in this Amendment and not otherwise defined in this Amendment shall have the meanings ascribed to them in Schedule A to the Credit Agreement. This Amendment shall constitute a Loan Document. These Recitals shall be construed as part of this amendment.

     NOW, THEREFORE, in consideration of the foregoing and the agreements, promises and covenants set forth herein and in the Credit Agreement, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.  Amendment of the Credit Agreement.

     1.1 The definition of "EBITDA" appearing in Schedule A to the Credit Agreement is hereby amended by inserting the following sentence at the end of such definition:

     "Notwithstanding the foregoing, there shall be excluded from the computation of net income for purposes of computing EBITDA any non-operating gain, including but not limited to, any gain which must be treated under GAAP as an extraordinary item, an unusual gain, a prior period adjustment, a normal recurring correction and adjustment, a change in accounting principles, or as a gain or income from discontinued operations, or any gain realized upon the sale or other disposition of any property or asset that is not sold in the ordinary course of business."

     1.2 Paragraph (c) of Schedule H to the Credit Agreement is hereby amended to read as follows:

          "(c) Minimum Net Worth. Borrower and its Subsidiaries (other than LaserMaster Europe) on a consolidated basis shall maintain at all times Net Worth equal to or greater than $2,500,000."

     1.3 Paragraph (d) of Schedule H to the Credit Agreement is hereby amended to read as follows:

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          "(d) Minimum Debt Service Coverage Ratio. Borrower and its
     Subsidiaries (other than LaserMaster Europe) on a consolidated basis shall have at the end of each Fiscal Quarter, a Debt Service Coverage Ratio for the 12-month period then ended (or for the Fiscal Quarters ending on or before June 30, 1997, the period from July 1, 1996 to such date) of not less than (i) with respect to the Fiscal Quarter ending September 1996,
     0.00 to 1.00 and (ii) with respect to the Fiscal Quarter ending December 31, 1996 and each Fiscal Quarter thereafter, 1.00 to 1.00."

     2. Conditions to Effectiveness. This Amendment shall become effective upon satisfaction of the following conditions:

     (a) Agent shall have received duly executed counterparts of this Amendment; and

     (b) Agent shall have received such other documents, instruments or agreements as Agent may reasonably request.

     3. Due Execution, Delivery and Performance by Borrower; No Conflicts. Borrower hereby represents and warrants to Agent and Lenders that the execution, delivery and performance by Borrower of this Amendment and each of the documents and agreements described herein, or contemplated hereby, to which Borrower is a party (a) are within its corporate powers and have been duly authorized by all necessary corporate action on the part of Borrower, and this Amendment and such documents and agreements are the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with their respective terms; (b) are not in contravention of any provision of Borrower's certificate or articles or incorporation or bylaws; (c) will not violate any law or regulation, or any order or decree of any court or governmental instrumentality; (d) will not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Borrower is a party or by which Borrower or any of its property is bound; (e) will not result in the creation or imposition of any Lien upon any of the property of such Person other than those in favor of Agent, on behalf of itself and Lenders, all pursuant to the Loan Documents; and (f) do not require the consent or approval of any Governmental Authority or any other Person.

     4. Status of Loan Documents; Reference to Credit Agreement. Except as specifically modified and amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect and effect and are hereby ratified and confirmed. This Agreement shall not operate as a waiver of any provision of the Credit Agreement or the other Loan Documents, nor is it to be construed as a release or waiver of any Default or Event of Default, whether now existing or hereafter arising, or of any of the rights, powers or remedies of Lenders or Agent under the Credit Agreement or any of the other Loan Documents. Upon the effectiveness of this Agreement each reference in (a) the Credit Agreement to "this Agreement," "hereunder," "hereof," or words of similar import and (b) any other Loan Document to "the Credit Agreement" shall, in each case and except as otherwise specifically stated therein, mean and be a reference to the Credit Agreement, as amended and modified hereby pursuant to the terms hereof.

     5. Fees and Expenses. As provided in Section 11.3 of the Credit Agreement, Borrower agrees to pay on demand all fees, costs and expenses incurred by Agent in connection with the preparation, execution and delivery of this Amendment.

     6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     7. Counterparts. This Amendment may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

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     IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

                          LASERMASTER CORPORATION

                          By: /s/Melvin Masters
                              ------------------
                          Title: CEO
                                 ---------------


                          GENERAL ELECTRIC CAPITAL CORPORATION

                          By:  /s/ Glenn P. Bartley
                               --------------------
                          Title:  Its Duly Authorized Signatory
                                  -----------------------------

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                          REAFFIRMATION OF GUARANTIES

     The undersigned acknowledge receipt of copies of the First Amendment to Credit Agreement dated as of May 15, 1996 and each of the undersigned hereby reaffirms its respective obligations applicable under the Holdings Guaranty of Guaranty, each dated as of January 17, 1996 in favor of General Electric Capital Corporation, as Agent and Lender.


Dated:  May ____, 1996                LASERMASTER TECHNOLOGIES, INC.

                                      By: /s/Melvin Masters
                                          ------------------
                                      Title: CEO
                                             ---------------


                                      LASERMASTER ASIA/PACIFIC, LTD.

                                      By: /s/Melvin Masters
                                          ------------------
                                      Title: CEO
                                             ---------------


                                      COLORMASTERS, INC.

                                      By: /s/Melvin Masters
                                          ------------------
                                      Title: CEO
                                             ---------------